RULE 497 (E)
                                                033-61122, 033-02460, 033-74092,
                                               333-40309, 333-124048, 333-53836,
                                                           333-90737, 333-112217

                    JEFFERSON NATIONAL LIFE INSURANCE COMPANY


                    JEFFERSON NATIONAL LIFE ANNUITY ACCOUNT C
                    JEFFERSON NATIONAL LIFE ANNUITY ACCOUNT E
                    JEFFERSON NATIONAL LIFE ANNUITY ACCOUNT F
                    JEFFERSON NATIONAL LIFE ANNUITY ACCOUNT G
                    JEFFERSON NATIONAL LIFE ANNUITY ACCOUNT H
                    JEFFERSON NATIONAL LIFE ANNUITY ACCOUNT I
                    JEFFERSON NATIONAL LIFE ANNUITY ACCOUNT J

                         SUPPLEMENT DATED APRIL 13, 2007
                                       TO
                          PROSPECTUS DATED MAY 1, 2006


      This is to inform you of certain actions being taken with respect to the Sub-Accounts which hold shares of the 40|86 Series Trust Equity and Balanced Portfolios (the "Replaced Portfolios") which are currently investment options available under the Contracts.

         Effective May 1, 2007, the Sub-Accounts which hold shares of the Replaced Portfolios will no longer be available for allocation of accumulation value under the Contracts.

         Subject to issuance of an exemptive order by the U.S. Securities and Exchange Commission, which we anticipate will occur on or about May 1,2007, the Sub-Accounts will redeem the shares of the Replaced Portfolios and use the proceeds to purchase shares of the JNF Equity Fund and the JNF Balanced Fund (the "Replacement Funds"), as appropriate. At the time of this transaction, referred to as a Substitution, you will receive a prospectus for the Replacement Funds.

         JNF Advisors, Inc., a newly-created company which is under common control with Jefferson National Life Insurance Company, will be the investment adviser to the Replacement Funds. Chicago Equity Partners, which is currently the sub-adviser for the 40|86 Equity Portfolio and the sub-adviser for the equity portion of the 40|86 Balanced Portfolio, will be the sub-adviser for both Replacement Funds. The Replacement Funds will have substantially similar investment objectives and investment policies as the Replaced Portfolios.

         We have undertaken the Substitutions because we believe they are in the best interests of Contract Owners. We believe the new structure will result in greater growth in the Replacement Funds than would have occurred in the Replaced Portfolios, potentially resulting in economies of scale for Contract Owners and increased portfolio management flexibility.

         Contract Owners have the opportunity to reallocate account value once:

      o prior to the Substitutions, from each Sub-Account investing in a Replaced Portfolio, and

      o for 30 days after the Substitutions, from each Sub-Account investing in a Replacement Fund to Sub-Accounts investing in other funds available under their respective Contracts, without diminishing the number of free transfers that may be made in a given contract year and without the imposition of any transfer charge or limitation, other than any applicable limitations in place to deter potentially harmful excessive trading or disintermediation involving the fixed accounts available with applicable Contracts.

PLEASE USE THIS SUPPLEMENT WITH THE MAY 1, 2006 PROSPECTUS. READ THIS SUPPLEMENT AND YOUR PROSPECTUS CAREFULLY AND KEEP BOTH DOCUMENTS TOGETHER FOR FUTURE REFERENCE.

JNL-PROS-S-0407